UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.
______________________________________

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

TRINITY CAPITAL INC.
1 N. 1st Street, 3rd Floor
Phoenix, Arizona 85004

April 27, 2022

Dear Stockholder:

You are cordially invited to participate in the virtual annual meeting of stockholders of Trinity Capital Inc. (the “Company”) to be held on June 8, 2022 at 9:00 a.m., Pacific Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/TRIN2022. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of the Annual Meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(i)     to re-elect three members of the board of directors of the Company (the “Board”), two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified;

(ii)    to approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share; and

(iii)   to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 27, 2022, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,
Steven L. Brown
Chairman and Chief Executive Officer

TRINITY CAPITAL INC.
1 N. 1st Street, 3rd Floor
Phoenix, Arizona 85004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 8, 2022

To the Stockholders of Trinity Capital Inc.:

NOTICE IS HEREBY GIVEN THAT the virtual annual meeting of stockholders of Trinity Capital Inc., a Maryland corporation (the “Company”), will be held on June 8, 2022 at 9:00 a.m., Pacific Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/TRIN2022. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

The Annual Meeting will be held for the following purposes:

1.      To re-elect three members of the board of directors of the Company (the “Board”), two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified;

2.      To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share; and

3.      To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board has fixed the close of business on April 11, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting.    The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), are available online at www.proxyvote.com or the SEC’s EDGAR website at www.sec.gov.

The following information applicable to the Annual Meeting may be found in the Company’s proxy statement and the accompanying proxy card:

•        The date and time of the Annual Meeting and instructions on how to participate in and vote at the Annual Meeting virtually through the live webcast;

•        A list of the matters intended to be acted on and the Company’s recommendations regarding those matters; and

•        Any control/identification numbers that you need to access your proxy card.

If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

By Order of the Board of Directors,
Steven L. Brown
Chairman and Chief Executive Officer

Phoenix, Arizona
April 27, 2022

Stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting virtually through the live webcast.

TRINITY CAPITAL INC.
1 N. 1st Street, 3rd Floor
Phoenix, Arizona 85004

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 8, 2022

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?

The annual meeting (the “Annual Meeting”) of stockholders of Trinity Capital Inc. (“we”, “us”, “our”, or the “Company”) will be held virtually on June 8, 2022 at 9:00 a.m. Pacific Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TRIN2022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, stockholders will be asked to:

•        re-elect three members of the Company’s Board of Directors (the “Board”), including Irma Lockridge and Steven L. Brown for a three-year term expiring at the 2025 annual meeting of stockholders and Richard P. Hamada for a two-year term expiring at the 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified; and

•        approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value (“NAV”) per share;

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on April 11, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.

How may I participate in and vote at the Annual Meeting?

Virtually at the Annual Meeting.    The Company will be hosting the Annual Meeting live via webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/TRIN2022. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at TFN: [•]/International [•], 30 minutes before the start of the virtual Annual Meeting.

•        Webcast starts at 8:45 a.m., Pacific Time (11:45 a.m. Eastern Time).

•        You will need your control number located on your Notice of Internet Availability of Proxy Materials to enter the Annual Meeting.

•        Shareholders may submit questions while attending the Annual Meeting via the internet.

To participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

[If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Broadridge Financial Solutions, Inc., as described below, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you. Please refer to “General Information About the Annual Meeting — Voting” below.]

By Proxy by Telephone.    You may authorize a proxy by telephone by following the telephone voting instructions included in your proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 7, 2022, the day before the Annual Meeting date.

By Proxy through the Internet.    You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials or proxy card.

Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.

By Proxy through the Mail.    When voting by proxy and mailing your proxy card, you are required to:

•        indicate your instructions on the proxy card;

•        date and sign the proxy card;

•        mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•        allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 7, 2022.

Does the Board recommend voting for each of the Proposals?

Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 8, 2022 at 9:00 a.m., Pacific Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TRIN2022. [Login instructions here.]

Only holders of record of our common stock at the close of business on April 11, 2022, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had [•] shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, this “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and how to submit proxies by telephone or through the internet are first being sent to stockholders on or about April 27, 2022. This Proxy Statement and the Annual Report can each be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the re-election of three members of the Board, two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified; and (2) FOR the proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current NAV per share.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.      To re-elect three members of the Board, two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified;

2.      To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current NAV per share; and

3.      To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum Required

The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If you have properly voted by proxy via telephone, internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes

Proposal 1 — To re-elect three members of the Board, two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified.

	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2 — To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current NAV per share.

Pursuant to Investment Company Act of 1940, as amended (the “1940 Act”), approval of this proposal requires the affirmative vote of: (i) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. The 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less.

		No	Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.
Proposal 3 — To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person virtually or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2, and Proposal 3. The adoption of each of Proposal 1 and Proposal 3 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The adoption of Proposal 2 requires the affirmative vote of stockholders (excluding directors, officers and affiliates of the Company) beneficially owning at least 67% of the shares of the Company’s common stock, meaning such stockholders beneficially owning at least 67% of such shares must vote “for” this proposal for it to be approved. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote virtually at the Annual Meeting or by proxy in accordance with the instructions provided in this Proxy Statement. You also may authorize a proxy by telephone or through the internet using the information included in your Notice of Internet Availability of Proxy Materials or proxy card. See “How may I participate in and vote at the Annual Meeting?” above. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:

•        indicate your instructions on the proxy card;

•        date and sign the proxy card;

•        mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•        allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 7, 2022.

If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on Proposal 1; further, with respect to Proposal 2, abstentions and broker non-votes will have the effect of votes against the proposal, although they will be considered present for purposes of determining the presence of a quorum. In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.

Whether or not you expect to participate in the Annual Meeting virtually through the live webcast, we urge you to submit a proxy to vote your shares in advance of the Annual Meeting by (a) visiting www.proxyvote.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-690-6903 in the U.S. or [•] from foreign countries from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described herein, but it will help to secure a quorum and avoid added solicitation costs.

Important notice regarding the availability of proxy materials for the Annual Meeting.    This Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present. If there are not enough shares of common stock represented at the Annual Meeting for votes to approve any of the proposals at the Annual Meeting, the Chairman may adjourn the Annual Meeting to permit the further solicitation of proxies.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Steven L. Brown and Kyle Brown (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the stockholders. The Company has engaged D.F. King & Co., Inc., an independent proxy solicitation firm, and Broadridge Financial Solutions, Inc., an independent shareholder services firm, to jointly assist in the solicitation of proxies, the distribution of the proxy materials and the tabulation of proxies. The combined cost of the services of these firms is estimated to be approximately $25,000 plus reasonable out-of-pocket expenses.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Annual Meeting to the Corporate Secretary of the Company; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting virtually during the Annual Meeting. If a stockholder holds shares of common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Virtually attending the Annual Meeting does not revoke a proxy unless the stockholder also votes virtually at the Annual Meeting. Other than by these means, a proxy cannot be revoked.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Corporate Secretary of the Company, Sarah Stanton, at our principal executive offices located at 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004. You can call us by dialing (480) 374-5350. You can access our proxy materials online at www.proxyvote.com.

Record Date

The Board has fixed the close of business on April 11, 2022 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were [•] Shares outstanding.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available online at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 11, 2022, information with respect to the beneficial ownership of shares of our common stock by:

•        each of our directors and executive officers;

•        all of our directors and executive officers as a group; and

•        each person, if any, known to us to beneficially own more than 5.0% of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5.0% or more of our shares of common stock pursuant to these rules is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. The percentage of beneficial ownership in the following table is based on [•] shares of our common stock outstanding as of April 11, 2022.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.

Our directors are divided into two groups — interest directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors
Steven L. Brown(2)	Direct and Indirect	954,787		[•]	%
Kyle Brown(3)	Direct and Indirect	668,148		[•]	%

Independent Directors
Irma Lockridge	Direct	2,890		*
Richard P. Hamada(4)	Direct and Indirect	78,603		*
Ronald E. Estes	Direct	12,718		*
Michael E. Zacharia(5)	Direct and Indirect	21,673		*

Executive Officers
Gerald Harder(6)	Direct and Indirect	154,840		*
Ron Kundich	Direct	126,404		*
David Lund(7)	Direct and Indirect	68,553		*
Sarah Stanton	Direct	30,994		*
Executive officers and directors as a group (10 persons) (8)		2,119,610		[•]	%

5.0% Owners
Eagle Point Credit Management LLC(9)	Direct and Indirect	3,376,575	(10)	[•]	%

____________

*        Less than 1%

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)      Includes 431,777 shares held directly by Mr. S. Brown and 523,010 shares held indirectly through the Steven and Patricia Brown Family Trust, dated March 19, 1998.

(3)      Includes 650,523 shares held directly by Mr. K. Brown, 10,825 shares held through KBIZ Corp., which he solely owns and controls, and 6,800 held indirectly through the Kyle and Amy Brown Family Trust, dated February 4, 2019.

(4)      Includes 2,890 shares held directly by Mr. Hamada and 78,603 shares held indirectly through the Michelas Family Trust, dated August 31, 2010.

(5)      Includes 5,233 shares held directly by Mr. Zacharia and 16,440 shares held indirectly through the 2001 Michael E and Debra L Zacharia Trust, dated June 15, 2001.

(6)      Includes 145,052 shares held directly by Mr. Harder and 9,788 shares held indirectly through an IRA with the Millennium Trust Co. LLC as custodian.

(7)      Includes 65,053 shares held directly by Mr. Lund and 3,500 shares held indirectly through the David M. Lund Revocable Living Trust, dated November 14, 2013.

(8)      The address for each of the directors and officers is c/o Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

(9)      Reflects 3,376,575 shares issuable upon conversion, at the election of the holder, of the Company’s 6.00% Convertible Notes due 2025 (the “Convertible Notes”) at the conversion rate of 67.5315 shares per $1,000 principal amount of the Convertible Notes, and 3,333 shares directly owned by Thomas Philip Majewski. Such issuable shares upon conversion are not deemed outstanding. Based on information obtained from a Schedule 13G filed jointly by Eagle Point Credit Management LLC (“EPCM”), Eagle Point DIF GP I LLC, and Mr. Majewski on December 21, 2020. EPCM acts as investment manager to, and exercises investment discretion with respect to, the Convertible Notes directly owned by (i) Eagle Point Defensive Income Fund US and Eagle Point Defensive Income Fund Non-US LP (the “DIF Funds”) and (ii) certain separately-managed client accounts (collectively with the DIF Funds, the “Accounts”). Eagle Point DIF GP I LLC serves as the general partner to the DIF Funds. Mr. Majewski is the managing partner and a member of the portfolio management team of EPCM. EPCM is deemed to beneficially own and could be deemed to have sole voting power and sole dispositive power over 3,333,335 shares issuable upon conversion of the Convertible Notes directly owned by the Accounts. Eagle Point DIF GP I LLC is deemed to beneficially own and could be deemed to have shared voting power and shared dispositive power over 1,390,734 shares issuable upon conversion of the Convertible Notes directly owned by the DIF Funds. Mr. Majewski is deemed to beneficially own 3,336,668 shares, including (i) 3,333 shares he directly owns, over which he may be deemed to have sole voting power and sole dispositive power, and (ii) 3,333,335 shares issuable upon conversion of the Convertible Notes directly owned by the Accounts, over which he could be deemed to have shared voting power and shared dispositive power. The address for EPCM, Eagle Point DIF GP I LLC, and Mr. Majewski is 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

(10)    The 3,333,335 shares issuable upon conversion of the Convertible Notes at the election of the holders thereof are not deemed outstanding, including for the purposes of computing the percentage ownership of any other person.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, except for one Form 4 filed by Michael Zacharia containing administrative errors for which an amended filing was made on November 16, 2021 we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2021.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, stockholders of the Company are being asked to consider the re-election of two directors of the Company, as described below. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than eleven. Under the Company’s Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term and until such director’s successor is duly elected and qualified. However, the initial term of the directors in the three classes is one, two, or three years, as applicable.

The Board currently consists of six directors who serve in the following classes:

•        Class 1 — Ronald E. Estes and Michael E. Zacharia (terms end at the 2023 annual meeting of stockholders);

•        Class 2 — Kyle Brown (term ends at the 2024 annual meeting of stockholders) and Richard P. Hamada (current term ends at the Annual Meeting and, if re-elected at the Annual Meeting, subsequent term will end at the 2024 annual meeting of stockholders); and

•        Class 3 — Irma Lockridge and Steven L. Brown (terms end at the Annual Meeting and, if re-elected at the Annual Meeting, subsequent terms will end at the 2025 annual meeting of stockholders).

Richard P. Hamada has been nominated for re-election to the Board as a Class 2 director to serve a two-year term until the 2024 annual meeting of stockholders and until his successor is duly elected and qualified. Irma Lockridge and Steven L. Brown have each been nominated for re-election to the Board as Class 3 directors to serve a three-year term until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. If any of Ms. Lockridge and Messrs. Hamada and S. Brown are not re-elected by stockholders at the Annual Meeting, they will each remain a director until their respective successors are duly elected and qualified. Ms. Lockridge and Messrs. Hamada and S. Brown each have agreed to serve as a director if re-elected and consented to being named as a nominee in this Proxy Statement.

A stockholder can vote for, against or abstain from voting for any of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the re-election of each director nominee named in this Proxy Statement. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any person named as director nominee will be unable or unwilling to serve.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to re-elect each director nominee to the Board. For this proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR NOMINEE.

Information about the Director Nominees and Other Directors

Set forth below is information, as of April 1, 2022, regarding Ms. Lockridge and Messrs. Hamada S. Brown, who have been nominated by the Board for re-election as directors of the Company by stockholders at the Annual Meeting, as well as information about the Company’s other current incumbent directors whose terms of office will continue after the Annual Meeting. None of Ms. Lockridge and Messrs. Hamada and S. Brown is being proposed for re-election pursuant to any agreement or understanding between any of Ms. Lockridge and Messrs. Hamada and S. Brown, on the one hand, and the Company or any other person or entity, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individuals are qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.

Nominee for Class 2 Director — Term Expiring 2024:

Name, Address, and Age (1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director Nominee
Richard P. Hamada, 63	Director	Director	Class 2 Director since 2021; Term expires in 2022	Keysight Technologies, Inc. (KEYS)

____________

(1)      The address for the director is c/o Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

(2)      Directors serve for three-year terms and until their successors are duly elected and qualified.

Richard P. Hamada has served as a member of the Board since December 2021. Previously, Mr. Hamada was Chief Executive Officer of Avnet, Inc., an electronic components distributor, from July 2011 until he retired in July 2016. Since 2014, Mr. Hamada has served on the board of directors of Keysight Technologies, Inc., a test and measurement equipment provider, and is a member of Keysight’s Compensation and Nominating & Corporate Governance Committees. Mr. Hamada previously served on the boards of directors of Avnet, Inc. and Global Technology Distribution Council, and served as the board chair of National Education Partners, and as a member of the board of trustees of National University. Mr. Hamada was named to Computer Reseller News’ Top 25 Most Influential Channel Executives three times.

The Company believes Mr. Hamada’s numerous management positions and director experience provide him with extensive sales, marketing and management knowledge, all of which make him well qualified to serve on the Board.

Nominees for Class 3 Directors — Term Expiring 2025:

Name, Address, and Age (1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director Nominee
Irma Lockridge, 49	Director	Chief People and Systems Officer, CoorsTek, Inc.	Class 3 Director since 2021; Term expires in 2022	—
Interested Director Nominee(3)
Steven L. Brown, 60	Chairman and Chief Executive Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 3 Director since 2019; Term expires in 2022	—

____________

(1)      The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

(2)      Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)      “Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. S. Brown is an “interested person” because of his affiliation with the Company.

Irma Lockridge has served as a member of the Board since December 2021. Ms. Lockridge currently serves as the Chief People and Systems Officer for CoorsTek, Inc., a technical ceramics manufacturer. Prior to joining CoorsTek in April 2016, Ms. Lockridge served as the senior vice president of human resources of several companies, including Newell-Rubbermaid, Western Union, TeleTech Holdings, Inc., and Liberty Mutual/Colorado Casualty Insurance. Ms. Lockridge currently serves on the boards of the Denver Scholarship Foundation and the American Cancer Society.

The Company believes Ms. Lockridge’s numerous management positions and broad experiences in Human Resources provide her with skills and valuable insight in talent acquisition, talent management, and strategic business partnering, all of which make her well qualified to serve on the Board.

Steven L. Brown, the Company’s founder, has served as Chairman of the Board and as the Company’s Chief Executive Officer since August 2019. Mr. S. Brown is also a member of the Investment Committee. Prior to founding the Company, Mr. S. Brown founded Trinity in January 2008 and was a Managing Partner at Trinity, a leading provider of venture loans and equipment financing to growth stage companies, since January 2008.

Mr. S. Brown has 25 years of experience in venture equity and venture debt and working with growth stage companies. Prior to founding Trinity, Mr. S. Brown served as general partner at Point Financial Capital Partners, a venture leasing fund, from 2003 to 2008 and was the President and Chief Financial Officer of InvestLinc Financial Services, an early-stage private equity fund and consulting firm, from 1998 to 2002. He was also part of the founding group of Cornerstone Equity Partners, a private equity fund, and served as a partner from 1996 to 1998.

Mr. S. Brown is a member of the Small Business Investment Alliance and serves on the Board of Directors for invisionAZ, which has a mission of accelerating the growth of Arizona’s vibrant tech ecosystem. He also serves on the Investment Committee for invisionAZ’s Arizona-based Venture Fund.

Mr. S. Brown is the father of Kyle Brown, a fellow Director of the Company and its President and Chief Investment Officer. The Company believes that Mr. S. Brown’s history with the Legacy Funds (as such term is defined below), familiarity with the Company’s investment platform and extensive venture capital lending, equipment financing and management experience bring important and valuable skills to the Board and qualify him to serve as Chairman of the Board.

Incumbent Class 1 Directors — Terms Expiring 2023:

Name, Address, and Age (1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
Ronald E. Estes, 65	Director	President, CEO and CFO, LifeStream Complete Senior Living, Inc.	Class 1 Director since 2019; Term expires in 2023	—
Michael E. Zacharia, 70	Director	Executive Coach and Consultant; Adjunct Professor of Law, Pepperdine University School of Law; Advisory Board Member, Center for Advanced Coaching	Class 1 Director since 2020; Term expires in 2023	—

____________

(1)      The address for the directors is c/o Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

(2)      Directors serve for three-year terms and until their successors are duly elected and qualified.

Ronald E. Estes has served as a member of the Board since September 2019. Mr. Estes has served as the Chief Financial Officer of LifeStream Complete Senior Living, Inc., a nonprofit provider of senior living communities, since January 2013 and as its President and Chief Executive Officer since 2016. In such capacities, Mr. Estes is responsible for all matters related to the mission, organization and financial oversight of LifeStream Complete Senior Living, Inc. Prior to that, Mr. Estes served as a tax director at McGladrey LLP (now RSM US LLP), an audit, tax and consulting services firm, from 2011 to 2012. Mr. Estes also previously served as the Chief Financial Officer of The Ryerson Company, a developer and operator of senior living communities, from 2003 to 2010. Mr. Estes is a certified public accountant with 15 years of public accounting experience.

The Company believes Mr. Estes’ extensive management, leadership and accounting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Michael E. Zacharia has served as a member of the Board since December 2020. Mr. Zacharia has been an executive coach and consultant to Fortune 150 companies, privately held companies, non-profit organizations, and higher education institutions since 2008 and has served on the advisory board for the Center for Advanced Coaching since 2009. In addition, he has taught Cross-Cultural Negotiations and Dispute Resolution as an Adjunct Professor of Law at the Straus Institute for Dispute Resolution at the Pepperdine University School of Law since 2009 and was the Co-Director of the Pacis Project on Faith Based Diplomacy, a joint venture between Pepperdine University and the International Center for Religion and Diplomacy in Washington D.C., from 2008 to 2012. Previously, Mr. Zacharia served on the board of directors of Martha Stewart Living Omnimedia, Inc., a diversified media and merchandising company, during 2013 and served as the Executive Vice President for Business Development, the General Counsel and the Secretary of DFS Group Limited, a travel retail company, from 1996 to 2007. Prior to joining DFS Group Limited, Mr. Zacharia was a partner at the law firm of Wiley Rein LLP from 1989 to 1995. He also previously served as the Assistant Secretary of Commerce for Export Administration, the Deputy Assistant Secretary of State for International Trade Controls, and Special Counsel to the Undersecretary for International Trade in the Commerce Department. In addition, Mr. Zacharia was previously selected as a White House Fellow and served as Special Assistant in the office of the U.S. Secretary of State.

The Company believes Mr. Zacharia’s extensive management, leadership and executive coaching and consulting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Incumbent Class 2 Directors — Terms Expiring 2024

Name, Address, and Age (1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Interested Director(3)
Kyle Brown, 38	Director, President, and Chief Investment Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 2 Director since 2019; Term expires in 2024	—

____________

(1)      The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

(2)      Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)      “Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. K. Brown is an “interested person” because of his affiliation with the Company.

Kyle Brown has served as the Company’s President and Chief Investment Officer since August 2019 and as a member of the Board since September 2019. Mr. K. Brown is also a member of the Company’s Investment Committee (the “Investment Committee”). Prior to joining the Company, Mr. K. Brown was a Managing Partner at Trinity Capital Investments (“Trinity”), a leading provider of venture loans and equipment financing to growth stage companies, and a member of its investment committees since 2015. In such capacity, Mr. K. Brown was responsible for managing the investment activities at Trinity in order to achieve the firm’s deployment goals and managed relationships with potential customers as well as with strategic partners, including venture capital firms and technology bank lenders. Prior to joining Trinity, Mr. K. Brown was the Founder and Chief Executive Officer of Brown Equity, LLC, a real estate financial investment firm, from 2006 to 2015. He also co-founded and managed

Sharp Equity Homes, LLC, a full-service, web-based multiple listing service for trustee sale auctions in Arizona and California, from 2007 to 2012. Prior to that, Mr. K. Brown founded or co-founded three additional startups over the course of his career.

Mr. K. Brown is the son of Steven L. Brown. The Company believes that Mr. K. Brown’s extensive investing, leadership, entrepreneurial experience and investment management process experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in Trinity Capital Inc.(1)(2)
Interested Directors
Steven L. Brown	Over $100,000
Kyle Brown	Over $100,000

Independent Directors
Irma Lockridge	$50,001 – $100,000
Richard P. Hamada	Over $100,000
Ronald E. Estes	Over $100,000
Michael E. Zacharia	Over $100,000

____________

(1)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)      The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the Company’s common stock of $[•] on the Record Date on the Nasdaq Global Select Market (“Nasdaq”), times the number of shares beneficially owned.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Gerald Harder	60	Chief Operating Officer	2019
Ron Kundich	51	Chief Credit Officer	2019
David Lund	68	Chief Financial Officer	2019
Sarah Stanton	37	General Counsel, Chief Compliance Officer, and Secretary	2020

The address for each of the Company’s executive officers is c/o Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

Gerald Harder has served as the Company’s Chief Operating Officer since March 2022, served as its Chief Credit Officer from August 2019 until March 2022, and is a member of the Investment Committee. Prior to joining the Company, Mr. Harder served as an Operating Partner at Trinity beginning in 2018 and previously served as a Managing Director at Trinity from 2016 to 2018. As an Operating Partner at Trinity, Mr. Harder was responsible for analyzing investment opportunities and collaborating on the firm’s investment strategy, objectives, asset allocation and balancing risk against performance. Prior to joining Trinity, he served as an executive vice president of engineering and operations at Sand 9 Inc., a fabless Micro-electromechanical system company, from 2012 to 2015. In such capacity, Mr. Harder worked to design, develop and produce groundbreaking piezoelectric microelectromechanical systems based timing devices for mobile, internet of things, and communications infrastructure markets. Mr. Harder has also served in many technology leadership roles, including director of operations for Cirrus Logic from 2011 to 2012, vice president of engineering for White Electronic Designs from 2008 to 2010, and technical leadership roles with ON Semiconductor from 2004 to 2008.

Ron Kundich is the Company’s Chief Credit Officer since March 2022 and a member of the Investment Committee, having joined the Company in 2019 as its Senior Vice President — Loan Originations before rising to the role of Senior Managing Director. Prior to joining the Company, Mr. Kundich served as a Partner at Trinity beginning in 2018 and previously served as a Managing Director at Trinity from 2017 to 2018. At Trinity, Mr. Kundich was responsible for developing relationships with the firm’s referral partners, sourcing potential investments and evaluating investment opportunities, including working closely with venture capitalists, commercial technology bankers, attorneys and financial professionals in Silicon Valley and abroad. Prior to joining Trinity, Mr. Kundich served as a Managing Director and Regional Manager at Square 1 Bank from 2013 to 2017, where he was responsible for sourcing, underwriting and managing a portfolio of venture-backed companies and a team of venture bankers. Mr. Kundich has been supporting venture-backed companies for over 25 years and his career path has included increasing levels of responsibility with leading technology banks including Silicon Valley Bank, Imperial Bank (which was acquired by Comerica Bank) and Square 1 Bank (where he was a Co-Founder).

David Lund has served as the Company’s Chief Financial Officer and Treasurer since November 2020 and as the Company’s Executive Vice President — Finance and Strategic Planning since September 2019. Mr. Lund has been a partner at Ravix Group Inc., a provider of outsourced accounting, financial consulting, and financial management services, since 2016. Prior to that, Mr. Lund was the Chief Financial Officer at Hercules Capital, Inc., a business development company that is traded on the New York Stock Exchange (“Hercules”), from 2005 to 2011, and acted in an interim capacity in that role from 2017 to 2019. Mr. Lund has over 35 years of financial consulting and executive leadership experience working with both private and publicly traded companies. From 2011 to 2016, Mr. Lund served as Chief Financial Officer and Consultant of White Oak Global Advisors LLC where he was Chairman of the Valuation Committee was responsible for financial and tax reporting for various partnerships, managed the audit process for multiple investment vehicles, and was involved in fund structuring and operational initiatives.

Sarah Stanton has served as the Company’s General Counsel and Secretary since July 2020, and its Chief Compliance Officer since August 2021. Prior to joining the Company, Ms. Stanton served as Senior Associate General Counsel, Corporate & Securities, for Verra Mobility Corporation (Nasdaq: VRRM), a transportation technology company, from August 2018 to June 2020, where she oversaw corporate governance, SEC and Nasdaq compliance, and mergers and acquisitions. From 2016 to 2018, she was a corporate associate at DLA Piper, focusing on public company governance, mergers and acquisitions and venture capital transactions. From 2011 to 2016, Ms. Stanton was an associate at Rusing Lopez & Lizardi, PLLC, in a general corporate and commercial litigation practice.

Election of Officers

Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

CORPORATE GOVERNANCE

The Board

Board Composition

The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms. The terms of the Company’s Class 1 directors will expire at the 2023 annual meeting of stockholders; the terms of the Company’s Class 2 directors will expire at the 2024 annual meeting of stockholders and, in the case of Mr. Hamada, an initial term expiring at the Annual Meeting; and the terms of the Company’s Class 3 directors will expire at the Annual Meeting.

Messrs. Estes and Zacharia serve as Class 1 directors. Messrs. Hamada and K. Brown serve as Class 2 directors. Ms. Lockridge and Mr. S. Brown serve as Class 3 directors.

Independent Directors

Pursuant to the Company’s Charter, a majority of the Board will consist of directors who are not “interested persons” of the Company or of any of its affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company or of any of its respective affiliates, the Board determined that Ms. Lockridge and Messrs. Hamada, Estes and Zacharia qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Messrs. S. Brown and K. Brown are considered “interested persons” (as defined in the 1940 Act) of the Company because they are executive officers of the Company.

Meetings and Attendance

The Board met 10 times during 2021 and acted on various occasions by unanimous written consent. Each director (during the period for which he or she has been a director) attended all meetings of the Board and the committees thereof on which he or she served during 2021.

Board Attendance at Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. All of our then-current directors attended the 2021 annual meeting of stockholders.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs. Among other things, the Board approves the appointment of our officers, reviews and monitors the services and activities performed by our officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that our flexibility to select our chairman and reorganize our leadership structure from time to time is in our and our stockholders’ best interests.

Presently, Steven L. Brown serves as the chairman of the Board. Mr. S. Brown is an interested director because he is the Chief Executive Officer of the Company and serves on the Investment Committee. We believe that Mr. S. Brown’s history with Trinity, familiarity with our investment platform and extensive venture capital lending, equipment financing and management experience qualifies him to serve as chairman of the Board. Moreover, the Board believes that it is in the best interests of our stockholders for Mr. S. Brown to lead the Board because of his broad experience with our platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

The Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. In addition, although the Independent Directors recognize that having a lead Independent Director may in some circumstances help coordinate communications with management and otherwise assist a board of directors in the exercise of its oversight duties, the Independent Directors believe that, because of the size of the Board, the ratio of Independent Directors to interested directors, and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Director. Further, the Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Company and the Board.

Board Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating Committee,” the Audit Committee and the Nominating Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. Both the Audit Committee and the Nominating Committee consist solely of Independent Directors.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer will prepare a written report at least annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which will be reviewed by the Board, will address at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.

We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (“BDC”). Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150%

immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for our fiscal year ending December 31, 2021. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.

We believe that the role of the Board in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Board Diversity

On August 6, 2021, the SEC approved amendments to the Listing Rules of NASDAQ related to board diversity. New Listing Rule 5605(f) (the “Diverse Board Representation Rule”) requires each NASDAQ-listed company, subject to certain exceptions, to have at least one director who self-identifies as female and to have at least one director who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+, or to explain why the company does not have at least two directors on its board who self-identify in the categories listed above. In addition, new Listing Rule 5606 (the “Board Diversity Disclosure Rule”) requires each NASDAQ-listed company, subject to certain exceptions, to provide statistical information about the company’s board of directors, in a uniform format, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. We are not required to fully comply with the Diverse Board Representation Rule until 2025. However, in the matrix below, we have provided the statistical information required by the Board Diversity Disclosure Rule.

BOARD DIVERSITY MATRIX (as of April 27, 2022)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx	1
Native Hawaiian or Pacific Islander
White		4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Committees of the Board

The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit, Nominating, and Compensation Committees can be accessed on the Company’s website at www.trinitycap.com.

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairs are bolded):

Audit Committee	Nominating Committee	Compensation Committee
Ronald E. Estes (Chair)	Irma Lockridge (Chair)	Michael E. Zacharia (Chair)
Michael E. Zacharia	Ronald E. Estes	Ronald E. Estes
Richard P. Hamada	Michael E. Zacharia	Richard P. Hamada

Audit Committee

The Audit Committee is composed of Ronald E. Estes (chair), Michael E. Zacharia and Richard P. Hamada, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. The Board has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. In addition, our Audit Committee members meet the independence and experience requirements of Rule 10A-3 under the Exchange Act.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, and approves the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments; and (g) acts as a liaison between our independent registered public accounting firm and the Board.

The Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities, that, while listed on a private securities exchange, have not actively traded.

The Audit Committee held eight formal meetings in 2021. Each member of the Audit Committee (during the period for which he or she has been a member of the committee) attended all of the meetings held during 2021.

Nominating Committee

General

The Nominating Committee is composed of Irma Lockridge (chair), Ronald E. Estes and Michael E. Zacharia, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

The Nominating Committee held one formal meeting in 2021 and acted on various occasions by unanimous written consent. Each member of the Nominating Committee (during the period for which he or she has been a member of the committee) attended all of the meetings held during 2021.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by stockholders in compliance with the procedures set forth in the Company’s bylaws.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements of the Company’s bylaws are separate from the requirements discussed below under “Submission of Stockholder Proposals” to have the stockholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules, including Rule 14a-8.

The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating Committee considers, among others, the following factors:

•        whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•        whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•        whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•        whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

•        whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board will be polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its stockholders.

Compensation Committee

The Compensation Committee is composed of Michael E. Zacharia (chair), Richard P. Hamada and Ronald E. Estes, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

In accordance with its written charter adopted by the Board, the Compensation Committee oversees our overall compensation strategies, plans, policies and programs, including determining the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The Compensation Committee also assesses our compensation-related risks. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities.

The Compensation Committee held seven formal meetings in 2021 and acted on various occasions by unanimous written consent. Each member of the Compensation Committee (during the period for which he or she has been a member of the committee) attended all of the meetings held during 2021.

Compensation Committee Interlocks and Insider Participation

During 2021, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent and not an “interested person” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during 2021 between any member of the Board, the Compensation Committee or our executive officers.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.trinitycap.com.

There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.trinitycap.com and will file a Current Report on Form 8-K with the SEC.

Hedging, Speculative Trading and Pledging of Securities

Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.

DIRECTOR COMPENSATION

Independent Director Fees

We pay each Independent Director an annual fee of $100,000 per year for serving as a director. These directors are Ms. Lockridge and Messrs. Estes, Hamada and Zacharia. Further, effective as of September 15, 2021, the Board and the Compensation Committee approved paying annual retainer fees to the chairs of the Board’s committees as follows:

•        Audit Committee Chair: $15,000 per year;

•        Compensation Committee Chair: $15,000 per year; and

•        Nominating Committee Chair: $10,000 per year.

In addition, we are also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as a director. The Compensation Committee periodically reviews the compensation of our Independent Directors and recommends any changes to the Board for approval.

Directors who are also employees of the Company and therefore “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors. For a discussion of the compensation of our interested directors and executive officers, see “Executive Compensation” below.

Non-Employee Director 2019 Restricted Stock Plan

On May 27, 2021, we received exemptive relief from the SEC that allows us to issue restricted stock to our non-employee directors under the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “2019 Restricted Stock Plan”), subject to the terms and conditions of such exemptive relief and such equity incentive plans. These equity incentive plans were approved by our Board on October 17, 2019, and by our stockholders on June 17, 2021 at our 2021 Annual Meeting of Stockholders. The 2019 Restricted Stock Plan became effective on June 17, 2021 and provides for grants of restricted stock awards (“Non-Employee Director Awards”) to our non-employee directors (the “Non-Employee Director Participants”), which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act) in accordance with the SEC Exemptive Order. The Non-Employee Director Participants will have the right to receive dividends on such awarded restricted stock, unless and until the restricted stock is forfeited.

Subject to certain adjustments under the 2019 Restricted Stock Plan, the total number of shares of the Company’s common stock that may be subject to Non-Employee Director Awards is 60,000 shares. The 2019 Restricted Stock Plan is administered by the Compensation Committee, subject to the discretion of the Board.

The 2019 Restricted Stock Plan provides a means through which we may attract and retain qualified independent directors to enter into and remain in service on the Board. Under the 2019 Restricted Stock Plan, at the beginning of each one-year term of service on the Board, each independent director may, at the discretion of the Compensation Committee, receive a grant of shares of restricted stock in an amount determined by the Compensation Committee. These restricted shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.

The 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date it was approved by the Company’s stockholders, unless terminated sooner by action of the Board.

As detailed below, during the year ended December 31, 2021, the Company granted 12,132 shares of restricted stock under the 2019 Restricted Stock Plan. The Company determined that the fair value of such restricted stock granted during the year ended December 31, 2021 was approximately $0.2 million and recognized total share-based compensation expense of approximately $0.2 million for the year. As of December 31, 2020, no restricted stock had been issued under the 2019 Restricted Stock Plan. As of December 31, 2021 there was approximately $61,000 of total unrecognized compensation costs related to non-vested restricted stock awards. These costs are expected to be recognized over a six-month period. As of December 31, 2020, there were no unrecognized compensation costs.

Director Summary Compensation Table

The following table sets forth the compensation that we paid to each Independent Director for his services as a director during the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation(2)	Total
Current Independent Directors
Ronald E. Estes	$115,000	$49,984	—	$1,001	$165,985
Michael E. Zacharia	$102,717	$49,984	—	$1,001	$153,702
Irma Lockridge(1)	$6,720	—	—	—	$6,720
Richard P. Hamada(1)	$6,720	—	—	—	$6,720
Former Independent Directors
Edmund G. Zito(1)	$110,000	$49,984	—	$1,001	$160,985
Richard R. Ward(1)	$115,000	$49,984	—	$1,001	$165,985

____________

(1)      Messrs. Zito and Ward resigned from the Board of Directors on December 6, 2021. On December 6, 2021, the Board of Directors elected Ms. Lockridge and Mr. Hamada to replace Messrs. Zito and Ward and to serve the remainder of Messrs. Zito and Ward’s terms, respectively.

(2)      Reflects amounts paid in the fiscal year ended December 31, 2021, in the form of dividends on unvested stock awards and option awards.

EXECUTIVE COMPENSATION

Overview

Our senior management team consists of Messrs. S. Brown, K. Brown, Harder, Kundich, Lund and Testa, and Ms. Stanton. We refer to Messrs. S. Brown, K. Brown, and Harder as the named executive officers, or NEOs. We have entered into certain employment offer letters with each of the NEOs (the “NEO Agreements”), as well as certain of our other senior management team members referenced above, regarding their compensation packages. Please also see “Certain Relationships and Related-Party Transactions” for a discussion of certain shares of common stock received by certain of our senior management team members in connection with the Formation Transactions.

Our executive compensation program is designed to encourage our executive officers to think and act like our stockholders. The structure of our NEOs’ compensation arrangements and incentive compensation programs are designed to encourage and reward the following:

•        sourcing and pursuing attractively priced investment opportunities in all types of securities within our investment strategy and objective;

•        accomplishing our investment objective;

•        ensuring we allocate capital in the most effective manner possible; and

•        creating and growing stockholder value.

Our Compensation Committee adopts, reviews and approves all of our compensation arrangements and policies.

Executive Compensation Policy

Overview.    Our performance-driven compensation policy consists of the following three components:

•        base salary;

•        annual cash bonuses; and

•        equity and equity-based compensation pursuant to the 2019 Trinity Capital Inc. Long-Term Incentive Plan (the “2019 Long-Term Incentive Plan”).

We carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the Company and align with the interests of our stockholders. This is not a mechanical process, and our Compensation Committee uses its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each NEO. Cash compensation consisting of base salary and discretionary annual cash bonuses tied to company performance, the achievement of individual performance goals and other metrics set by the Compensation Committee are intended to incentivize NEOs to remain employed with us and incentivize them to work towards achieving our goals. Equity and equity-based compensation may be awarded based on performance expectations set by the Compensation Committee for each individual and, over time, on his or her performance against those expectations. We continually assess our mix of short-term cash compensation and longer term equity-based compensation to encourage retention of key employees and align their interests with our stockholders.

Base salary.    Base salary is set at a level so as to recognize the particular experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with determining the 2021 annual base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to our formation, and the number of well-qualified candidates available in our area. In addition, we considered the annual base salaries paid to comparably situated executive officers of similar entities and other competitive market practices. We have not used third-party compensation consultants in connection with determining annual base salaries, but expect to do so going forward.

The annual base salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in annual base salary level are relative performance, relative cost of living and competitive pressures. As more fully described below, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide that Messrs. S. Brown and K. Brown’s annual base salaries may not be decreased. Further, if the Compensation Committee lowers either of Messrs. S. Brown or K. Brown’s annual base salaries, such an action would constitute a Good Reason (as defined in the NEO Agreements) entitling each such individual to resign and collect their respective severance payments pursuant to the NEO Agreements. See the section below entitled “Severance” for more information regarding resignations constituting terminations entitling parties to severance payments.

Annual cash bonuses.    Annual cash bonuses are intended to reward individual performance during the calendar year and can therefore be highly variable from year to year. Currently, these bonuses are determined on a discretionary basis by the Compensation Committee and will be determined for each NEO based upon company performance, individual performance and other metrics set by the Compensation Committee, with our management’s input.

Long-Term Incentive Awards

Generally.    We have adopted the 2019 Long-Term Incentive Plan to provide equity and equity-based awards as long-term incentive compensation to our executive officers and key employees.

We use equity and equity-based awards to:

•        attract and retain key officers and employees;

•        motivate our officers and employees by means of performance-related incentives to achieve long-range

•        performance goals;

•        enable our officers and employees to participate in our long-term growth; and

•        link our officers’ and employees’ compensation to the long-term interests of our stockholders.

Subject to the terms of the 2019 Long-Term Incentive Plan, the Compensation Committee determines the persons to receive equity and equity-based awards. At the time of each award, the Compensation Committee determines the terms of the award, including any performance period (or periods) and any performance objectives relating to the award, subject to the terms and conditions set forth in the 2019 Long-Term Incentive Plan.

Restricted stock and restricted stock units.    Generally, BDCs such as us may not grant shares of their stock for services without an exemptive order from the SEC. On May 27, 2021, we received such exemptive relief from the SEC, thus allowing us — via the Compensation Committee, subject to the discretion of the Board — to restricted stock, incentive stock options and non-statutory stock options (together with incentive stock options, “Options”) may be granted to certain of the Company’s executive officers, employee directors and other employees (collectively, the “Employee Participants”) under the 2019 Long-Term Incentive Plan, subject to the terms and conditions of such exemptive relief and such equity incentive plans. The 2019 Long-Term Incentive Plan was approved by our Board on October 17, 2019, and by our stockholders on June 17, 2021 at our 2021 Annual Meeting of Stockholders. The 2019 Long-Term Incentive Plan became effective on June 17, 2021.

Our 2019 Long-Term Incentive Plan provides a means through which we may attract and retain qualified employees to enter into and remain in service to the Company. Each grant of restricted stock allows for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to distributions and voting rights. While the 2019 Long Term Incentive Plan contemplates grants of restricted stock, restricted stock units, Options, dividend equivalent rights, performance awards and other stock-based awards to the Employee Participants, the Company only sought and received exemptive relief from the SEC pursuant to the SEC Exemptive Order to grant awards of restricted stock and Options. As a result, the Company will only grant awards of such securities under the 2019 Long Term Incentive Plan. The Employee Participants will have the right to receive dividends on such awarded restricted stock, unless and until the restricted stock is forfeited.

During the year ended December 31, 2021, the Company granted 572,981 shares, net of 8,319 retired shares, of restricted stock of the 3.6 million authorized under the 2019 Long Term Incentive Plan. The Company determined that the fair value of such restricted stock granted during the year ended December 31, 2021 was approximately $9.6 million and recognized total share-based compensation expense of $0.9 million for the year. As of December 31, 2020, no restricted stock had been issued under the 2019 Long Term Incentive Plan. As of December 31, 2021 there was approximately $8.7 million of total unrecognized compensation costs related to non-vested restricted stock awards. These costs are expected to be recognized over a weighted average period of 2.8 years. As of December 31, 2020, there were no unrecognized compensation costs.

The 2019 Long-Term Incentive Plan will terminate on the day prior to the tenth anniversary of the date it was approved by the Board, unless terminated sooner by action of the Board or the Compensation Committee, as applicable.

Competitive Market Review

We consider competitive market practices with respect to the salaries and total compensation of our NEOs. We review the market practices of similar companies by speaking to other financial professionals and reviewing annual reports on Form 10-K or similar information of other internally managed BDCs. We have also engaged, and expect to engage in the future, an independent compensation consultant to review our NEO compensation.

Severance

Upon certain terminations of employment, the NEO Agreements provide that the certain NEOs may receive severance payments and equity and equity-based awards under our 2019 Long-Term Incentive Plan may vest and/or become immediately exercisable or salable as described herein.

2019 Long-Term Incentive Plan.    Under the 2019 Long-Term Incentive Plan, upon specified covered transactions involving a change in control (as defined in the 2019 Long-Term Incentive Plan), all outstanding awards under the 2019 Long-Term Incentive Plan will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.

Severance.    The following discussion regarding severance payments applies only to certain NEOs with whom we have entered into NEO Agreements. See the section below entitled “NEO Agreements” for more information regarding severance payments.

The rationale behind providing severance packages under certain circumstances described below is to attract and retain talented executives and assure them that they will not be financially disadvantaged if they relocate and/or leave another job to join us, but are not retained following a transaction and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the consummation of such a transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2021 Potential Payments Upon Termination of Employment Table.”

Conclusion

Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance which grows the value of the Company. We believe the retention and motivation of our NEOs will enable us to grow strategically and position ourselves competitively in our market.

NEO Summary Compensation Table

The following table shows the compensation paid or accrued to our NEOs during the fiscal years ended December 31, 2021 and December 31, 2020. During the fiscal year ended December 31, 2019, we did not pay any salaries or other compensation to our NEOs as we commenced operations as a BDC on January 16, 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)(3)(4)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)(5)	Total ($)
Steven L. Brown	2021	666,250	—	3,374,989	—	1,001,250	—	67,582	5,083,820
Chairman and Chief Executive Officer	2020	662,917	—	—	—	911,250	—	—	1,534,167
Kyle Brown	2021	563,750	—	3,374,989	—	768,750	—	67,582	4,831,320
Director, President and Chief Investment Officer	2020	527,083	—	—	—	718,750	—	—	1,245,833
Gerald Harder	2021	461,250	—	749,988	—	768,750	—	15,018	2,051,256
Chief Operating Officer(6)	2020	431,250	—	—	—	377,500	—	—	808,750

____________

(1)      Reflects prorated amounts for the fiscal year ended December 31, 2020, as the Company commenced operations on January 16, 2020.

(2)      Includes discretionary annual cash bonuses received by the NEOs in the fiscal years ended December 31, 2021 and December 31, 2020, which were declared by the Compensation Committee in 2020 and were based on Company performance, individualized performance and other metrics in accordance with the NEO Agreements. See “— NEO Agreements.”

(3)      In addition to their discretionary annual cash bonuses, in the fiscal year ended December 31, 2021, Messrs. S. Brown, K. Brown and Harder received cash bonuses of $270,000, $150,000 and $60,000, respectively, in connection with the registration for public resale and listing on Nasdaq of certain shares of our common stock in accordance with the registration rights agreement, dated January 16, 2020, related to our common stock (the “Common Stock Registration Rights Agreement”). See “— NEO Agreements.”

(4)      In addition to their discretionary annual cash bonuses, in the fiscal year ended December 31, 2020, Messrs. S. Brown, K. Brown and Harder received cash bonuses of $180,000, $100,000 and $40,000, respectively, in connection with the registration for public resale and listing on Nasdaq of certain shares of our common stock in accordance with the Common Stock Registration Rights Agreement. See “— NEO Agreements.”

(5)      Reflects amounts paid in the fiscal year ended December 31, 2021, in the form of dividends on unvested stock and option awards.

(6)      Mr. Harder served as the Company’s Chief Credit Officer during the fiscal years ended December 31, 2021 and December 31, 2020.

NEO Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised, unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Steven L. Brown	[•]	[•]	[•]	[•]	[•]	187,727	3,392,227	[•]	[•]
Kyle Brown	[•]	[•]	[•]	[•]	[•]	187,727	3,392,227	[•]	[•]
Gerald Harder	[•]	[•]	[•]	[•]	[•]	41,717	753,826	[•]	[•]

____________

(1)      Market value of shares of units of stock that have not vested as of December 31, 2021 valued at the closing stock price on April 6, 2022, of $18.07.

NEO Agreements

As described above, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide for employment “at will” and specify an initial base salary equal to the “2021 Annual Base Salary.”

In addition to their annual base salaries, the NEOs will be eligible to receive discretionary annual cash bonuses as may be declared from time to time by the Compensation Committee, which bonuses will be based on individualized performance and other metrics. The Compensation Committee will establish such performance objectives, as well as determine the actual bonus awarded to each NEO, annually.

Certain NEO Agreements also provide for certain severance and other benefits upon certain terminations of employment for a period of five years following the commencement of the NEO’s employment. The severance and other benefits in these circumstances are reflected in the discussion above and the table below entitled “2021 Potential Payments upon Termination of Employment Table.”

The NEO Agreements provide for, to the extent permitted by applicable law, a non-competition period and other restrictive covenants after termination of employment. In addition, the NEO Agreements provide for, to the extent permitted by applicable law, a non-solicitation period after any termination of employment and for perpetual protection of confidential company information.

In addition to their discretionary annual cash bonuses, Messrs. S. Brown, K. Brown and Harder received cash bonuses of $180,000, $100,000 and $40,000, respectively, and for 2021, additional cash bonuses of $270,000, $150,000 and $60,000, respectively, in connection with the registration for public resale and listing on Nasdaq of certain shares of our common stock in accordance with the Common Stock Registration Rights Agreement.

Under the NEO Agreements, the NEOs will be entitled to certain payments upon certain terminations of employment, including if a termination occurred in connection with a change in control. The following table sets forth those potential payments with respect to each applicable NEO if their employment had terminated on December 31, 2021:

2021 Potential Payments upon Termination of Employment Table

Name	Benefit	Death(3)	Disability(3)	Termination Without Cause or Good Reason(3)	Within One Year After Change in Control; Termination Without Cause or Good Reason(3)
Steven L. Brown	Severance(1)	$1,332,500	$1,332,500	$1,332,500	$1,332,500
	Bonus(2)	1,462,500	1,462,500	1,462,500	1,462,500
	Equity Award Acceleration (3)	3,392,227	3,392,227	3,392,227	3,392,227
Kyle Brown	Severance(1)	1,127,500	1,127,500	1,127,500	1,127,500
	Bonus(2)	1,237,500	1,237,500	1,237,500	1,237,500
	Equity Award Acceleration (3)	3,392,227	3,392,227	3,392,227	3,392,227
Gerald Harder	Severance(1)	922,500	922,500	922,500	922,500
	Bonus(2)	1,417,500	1,417,500	1,417,500	1,417,500
	Equity Award Acceleration (3)	753,826	753,826	753,826	753,826

____________

(1)      Severance pay includes an employee’s annual base salary (as averaged over three years or employee’s most recent annual base salary if less than three years) and applicable multiple thereof paid in lump sum.

(2)      Bonus compensation includes an employee’s annual bonus (as averaged over last three years or employee’s most recent annual bonus if less than three years) and applicable multiple thereof plus an employee’s pro rata annual bonus for the year of termination paid lump sum.

(3)      Upon these termination events, the employee will also become fully vested in any previously unvested equity or equity-based compensation and receive company paid employer contributions towards COBRA continuation coverage for a period of time, paid in lump sum.

Compensation Plans

401(k) Plan    We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have three months of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to the IRS limits annually for the 2022 plan year, and to direct the investment of these contributions. Plan participants who are age of 50 or older during the 2022 plan year are eligible to defer additional “catch up contributions” in amounts up to IRS limits during 2022.

The Board may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts. Pursuant to such discretion, currently, the Company matches 100% of employee contributions to 401(k) plan accounts in amounts up to, but not exceeding, 4% of the employee’s earnings.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have established procedures to govern the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until the Board is satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek the review and obtain the approval of the Board and, if required, exemptive relief from the SEC for such transactions.

Pursuant to the Company’s formation transactions (the “Formation Transactions”), the Company acquired Trinity Capital Investment, LLC, Trinity Capital Fund II, L.P. (“Fund II”), Trinity Capital Fund III, L.P. (“Fund III”), Trinity Capital Fund IV, L.P. (“Fund IV”), and Trinity Sidecar Income Fund, L.P. (collectively the “Legacy Funds”) through mergers of the Legacy Funds with and into the Company, and we issued 9,183,185 shares of our common stock at $15.00 per share for an aggregate amount of approximately $137.7 million and paid approximately $108.7 million in cash to the legacy investors of such funds (the “Legacy Investors”), which include the general partners/managers of the Legacy Funds. In addition, as part of the Formation Transactions, we acquired 100% of the equity interests of Trinity Capital Holdings, LLC (“Trinity Capital Holdings”) for an aggregate purchase price of $10.0 million, which was comprised of 533,332 shares of our common stock at $15.00 per share for an aggregate amount of approximately $8.0 million and approximately $2.0 million in cash. The valuation of Trinity Capital Holdings as of September 30, 2019 was based upon a valuation of Trinity Capital Holdings prepared by an independent third-party valuation expert. Members of our management, including Messrs. S. Brown, K. Brown, Harder and Kundich owned 100% of the equity interests in Trinity Capital Holdings and controlling interests in the general partners/managers of the Legacy Funds.

Because certain members of our management controlled the general partners/managers of the Legacy Funds through their ownership interests in the general partners/managers of the Legacy Funds, including Trinity Capital Holdings, the amount of consideration received by the Legacy Investors, including the owners of the general partners/managers of the Legacy Funds, was not determined through arms-length negotiations. In addition, certain members of our management and their affiliates invested approximately $2.0 million, in the aggregate, through limited partnership interests and promissory notes of the Legacy Funds.

As a result of the Formation Transactions, Messrs. S. Brown, K. Brown, Harder and Kundich collectively received (i) 533,332 shares of the Company’s common stock valued at approximately $8.0 million and approximately $2.0 million in cash in exchange for their equity interests in Trinity Capital Holdings, and (ii) 377,441 shares of the Company’s common stock valued at approximately $5.7 million for their limited partner and general partner interests in the Legacy Funds.

We have entered into agreements with certain of our executive officers and certain of our other employees regarding their compensation, benefits and severance. See “Executive Compensation.”

In connection with the Formation Transactions, Trinity Capital Holdings became a wholly-owned subsidiary of the Company. Trinity Capital Holdings entered into a settlement agreement with a former member of the general partner to Fund II, Fund III, and Fund IV that provided for severance and employment related payments by Trinity Capital Holdings immediately following the consummation of the Formation Transactions. Such severance and employment related payments equaled approximately $3.5 million in the aggregate, of which $2.1 million was paid immediately after the consummation of the Company’s private offering of shares of its common stock on January 16, 2020 and the remainder of which was paid within the twelve month period following the consummation of the Formation Transactions.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

PROPOSAL 2: AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 25% OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN OFFERING PRICE PER SHARE THAT IS BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE

Background

The Company is an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception would permit the Company to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current NAV per share if its stockholders approve such a sale and the Company’s directors make certain determinations. A majority of our Independent Directors and a majority of our directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its stockholders prior to selling shares of our common stock at a price below NAV per share if our stockholders were to approve such a proposal. A majority of our Independent Directors and a majority of our directors who have no financial interest in the sale, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, would also be required to determine in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase our common stock or immediately prior to the issuance of such common stock, that the price at which the common stock is to be sold is not less than a price which closely approximates its market value, less any distributing commission or discount.

Pursuant to this provision, the Company is seeking the approval of its stockholders so that it may, in one or more public or private offerings of its common stock, sell or issue shares of its common stock in an amount up to 25% of the outstanding common stock as of the date when this proposal is approved by the stockholders at an offering price per share that is below its then current NAV per share, subject to certain conditions discussed below, so as to permit management the flexibility in pricing new share issuances it may require from time to time during the authorized period as a result of market conditions. There will be no limit on the percentage below NAV per share at which shares may be sold by the Company under this proposal. If approved, the authorization would be effective for a period expiring on the earlier of the one year anniversary of the date of the Company’s 2022 Annual Meeting of Stockholders and the date of the Company’s 2023 Annual Meeting of Stockholders, which is expected to be held in May or June 2023. The latest date at which such authorization would expire is June 8, 2023.

Generally, equity securities sold in public securities offerings are priced based on market prices, quoted on exchanges such as Nasdaq, rather than NAV per share. The Company’s common stock began trading on the Nasdaq Global Select Market on January 29, 2021 under the symbol “TRIN” in connection with its IPO. Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that the Company’s NAV per share will decrease. The Company’s shares of common stock have a limited trading history and the Company cannot predict whether such shares will trade at, above, or below NAV per share.

Reasons for Approval

The Board, including a majority of the directors who have no financial interest in this proposal and a majority of the Independent Directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Company’s common stock. The Board believes that having the flexibility for the Company to issue or sell its common stock, in one or more public or private offerings, in an amount up to 25% of the outstanding common stock as of the date when this proposal is approved by the stockholders at an offering price per share that is below its then current NAV per share in certain instances is in the Company’s best interests and the best interests of its stockholders. If the Company were unable to access the capital markets when attractive investment opportunities arise, the Company’s ability to grow over time and to pay dividends to stockholders could be adversely affected. Possible benefits to the Company and its stockholders including the following:

Status as a BDC and RIC and Maintaining a Favorable Asset-to-Debt Ratio

As a BDC intending to qualify as a RIC for federal income tax purposes beginning with the fiscal year ended December 31, 2020, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, as a BDC that has received stockholder approval to be subject to the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act, the Company must comply with an assets to debt ratio requirement that prohibits the Company from incurring debt or issuing senior securities if the ratio is greater than 1.5:1. This requires the Company to finance its investments with at least $1 of equity for every $2 of debt. Although the Company has greater flexibility to finance investments with borrowed funds, the Company may not be able to borrow money at favorable interest rates or terms. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company strives to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Even though the underlying performance of a particular portfolio company may not indicate an impairment or its inability to repay all principal and interest in full, volatility in the capital markets may negatively impact the valuations of investments and result in unrealized write-downs of those investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Company’s portfolio companies, if any, negatively impact stockholders’ equity and the resulting asset to debt ratio.

Exceeding the statutory asset to debt ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify or maintain its qualification for federal tax treatment as a RIC. Although the Company does not currently expect that it will exceed this ratio, the markets it operates in and the general economy may be volatile and uncertain, including as a result of the COVID-19 pandemic. Volatility in the capital markets could result in negative pressure on investment valuations, potentially negatively impacting the Company’s stockholders’ equity and the Company’s asset to debt ratio. As of December 31, 2021, the Company’s asset coverage ratio was approximately 195.8% and its asset coverage ratio per unit was approximately $1,958. The Company targets a leverage range of between 1.15x to 1.35x.

Capitalize on Attractive Investment Opportunities

Dislocations and volatility in the credit markets recently and in the past have created, and may in the future create, favorable opportunities to invest at attractive risk-adjusted returns. If any of these adverse market conditions occur, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. In addition, the debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future.

Without the approval of a majority of its common stockholders to sell stock at prices below its current NAV per share, the Company would be precluded from selling shares of its common stock to raise capital during periods where the market price for its common stock is below its current NAV per share and may be precluded from selling shares when the market price for its common stock is not sufficiently above its current NAV per share so that the price at which shares would be sold, net of underwriting discounts or commissions, would not be less than its current NAV per share.

The Company believes that having the flexibility to issue its common stock below NAV per share in certain instances will benefit all of its stockholders. The Company expects that it will be periodically presented with attractive opportunities that require the Company to make an investment commitment quickly. As discussed above, the Company may not have sufficient access to capital to take advantage of investment opportunities presented to it unless it is able to quickly raise additional capital. In the future, the market value of the Company’s common stock may trade below NAV per share resulting in a net price per share below NAV per share, which has not been uncommon for BDCs like the Company. Alternatively, the Company’s NAV per share could increase without a commensurate increase in the Company’s stock price.

The ability to issue shares below NAV per share also minimizes the likelihood that the Company would consider selling assets it would not otherwise sell at times that may be disadvantageous to the Company.

Further, to the extent the Company issues shares of its common stock below NAV per share in a publicly registered transaction, the Company’s market capitalization and the number of its publicly tradable common stock will increase, thus potentially affording all common stockholders greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of its common stock.

The Company is seeking stockholder approval now in order to provide flexibility for future sales of common stock, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is impracticable to describe the transaction or transactions in which shares of common stock would be sold. Instead, any transaction where the Company sells shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal.

Conditions to Sales Below NAV Per Share

If this proposal is approved, the Company will only sell shares of its common stock at a net price below NAV per share during the specified one year period if the following conditions are met:

•        a majority of the Company’s Independent Directors who have no financial interest (other than ownership of shares of the Company’s common stock) in the sale have determined that such sale would be in the best interests of the Company and its stockholders;

•        a majority of the Company’s Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•        following such issuance, not more than 25% of the Company’s then outstanding shares as of the date of stockholder approval will have been issued at a price less than the Company’s then current NAV per share.

Key Stockholder Considerations and Risk Factors

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the following factors:

Dilutive Effect

Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. There will be no limit on the percentage below NAV per share at which shares may be sold by the Company under this proposal. The Board will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance.

Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV per share will dilute a stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the stockholder does not purchase sufficient shares in the offering or otherwise to maintain the stockholder’s percentage interest. Further, if the stockholder does not purchase any shares to maintain the stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV per share, the stockholder’s voting power, as well as other interests, will be diluted.

Per Share Amount Available for Distributions Upon Our Liquidation, Winding-up or Dissolution Will Decrease

When stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Thus, the per share amount available for distributions upon our liquidation, winding-up or dissolution will decrease following the increase in the number of outstanding shares.

Potential Effects on Market Price

Before voting on this proposal or giving a proxy with regard to this matter, stockholders should also consider that the Company is not limited to a certain number of offerings and that the Company will not solicit for other stockholder approval even if the dilution resulting from any such offering or offerings is significant or substantial. Any sale of substantial amounts of the Company’s common stock or other securities in the open market may adversely affect the market price of the Company’s common stock and may adversely affect the Company’s ability to obtain future financing in the capital markets. In addition, future sales of the Company’s common stock to the public or in a private offering may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event the Company were to continue to sell its common stock at prices below net value for sustained periods of time, such offerings may result in sustained discounts in the marketplace. In addition, the expenses of any offering by the Company will be borne by the Company’s stockholders regardless of whether a stockholder purchased shares in such offering.

Expiration of Approval to Sell Shares Below NAV Per Share

If this proposal is approved by the stockholders, the Company will be permitted, but not required or otherwise obligated, to sell shares of its common stock at a price below the then current NAV per share of such common stock until the earlier of the one year anniversary of the date of the stockholder approval or the date of the Company’s 2022 Annual Meeting of Stockholders. If this proposal is not approved, the Company may be unable to raise capital when it would be beneficial and desirable, or may be limited in the manner in which it raises capital (for example, by being required to utilize a rights offering).

Examples of Dilutive Effect

The following table illustrates the reduction to NAV and dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Sales prices and discounts are hypothetical in the presentation below.

The examples assume that Company XYZ has 27,000,000 common shares outstanding, $940,000,000 in total assets and $490,000,000 in total liabilities. The current net asset value and net asset value per share are thus $450,000,000 and $16.67. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 2,700,000 shares (10% of the outstanding shares) at $15.00 per share after offering expenses and commissions (a 10% discount from net asset value), (2) an offering of 6,750,000 shares (25% of the outstanding shares) at

$14.17 per share after offering expenses and commissions (a 15% discount from net asset value) and (3) an offering of 6,750,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from net asset value).

		Example 1 – 10% Offering at 10% Discount(1)		Example 2 – 25% Offering at 15% Discount(1)		Example 3 – 25% Offering at 100% Discount(1)
	Prior to Sale Below NAV Per Share	Following Sale	Percent Change	Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$15.79	—	$14.91	—	$—	—
Net Proceeds per Share to Issuer	—	$15.00	—	$14.17	—	$—	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	27,000,000	29,700,000	10.00%	33,750,000	25.00%	33,750,000	25.00%
NAV per Share	$16.67	$16.52	-0.88%	$16.17	-2.98%	$13.33	-20.02%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	270,000	270,000	—	270,000	—	270,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	9.09%	0.80%	20.00%	0.80%	20.00%
NAV Dilution
Total NAV Held by Stockholder A	$4,500,000	$4,460,400	-0.88%	$4,365,900	-2.98%	$3,59,100	-20.02%
Total Investment by Stockholder A (Assumed to be $12.00 per Share)	$4,500,000	$4,500,000	—	$4,500,000	—	$4,500,000	—
Total Dilution to Stockholder A (Change in Total NAV Held by Stockholder)	—	$39,600	—	$134,100	—	$900,900	—
NAV Dilution Per Share
NAV per Share Held by Stockholder A	—	$16.52	—	$16.17	—	$13.33	—
Investment per Share Held by Stockholder A	$16.67	$16.67	—	$16.67	—	$16.67	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$0.15	—	$0.50	—	$3.34	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)	—	—	0.90%	—	3.00%	—	20.00%

____________

(1)      Assumes a 5% selling compensation and expenses paid by us.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 15% discount from the prior chart (Example 2) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 31,250 shares, which is 0.5% of an offering of 6,250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 93,750 shares, which is 1.5% of an offering of 6,250,000 shares rather than its 1.0% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV Per Share	Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$14.91	—	$14.9	—
Net Proceeds per Share to Issuer	—	$14.17	—	$14.17	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	27,000,000	33,750,000	25.00%	33,750,000	25.00%
NAV per Share	$16.67	$16.17	-2.98%	$16.17	-2.98%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	270,000	303,750	—	371,250	—
Percentage of Shares Held by Stockholder A	1.00%	0.90%	—	1.10%	—
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$4,500,000	$4,911,638	9.15%	$6,003,113	33.40%
Total Investment by Stockholder A (Assumed to be $12.00 per Share on Shares Held Prior to Sale)	$4,500,000	$5,003,289	—	$6,009,868	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$91,652	—	$6,756	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$16,17	—	$16,17	—
Investment per Share Held by Stockholder A (Assumed to be $12.00 per Share on Shares Held Prior to Sale)	$16.67	$16.47	-1.20%	$16.19	-2.88%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$0.30	—	$0.02	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	-1.80%	—	-0.12%

Required Vote

Approval of this proposal requires the affirmative vote of stockholders (excluding directors, officers and affiliates of the Company) beneficially owning at least 67% of the shares of the Company’s common stock, meaning such stockholders beneficially owning at least 67% of such shares must vote “for” this proposal for it to be approved.

The Board unanimously recommends a vote “for” the proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at an offering price per share that is below the Company’s then current NAV per share.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, New York, New York, has been appointed by the Board, including a majority of the Independent Directors, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Ernst & Young LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the fiscal years ended December 31, 2021 and December 31, 2020:

	For the fiscal year ended December 31, 2021		For the fiscal year ended December 31, 2020
Audit Fees		$863,000	$945,500
Audit-Related Fees(1)		$—	$—
Tax Fees		$42,930	$82,420
All Other Fees(2)	$		$—
Total Fees		$905,930	$1,027,920

____________

(1)      “Audit-Related Fees” are those fees billed to the Company by Ernst & Young LLP for services provided by Ernst & Young LLP.

(2)      “All Other Fees” are those fees, if any, billed to the Company by Ernst & Young LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2021, as filed with the SEC as part of the Company’s annual report on Form 10-K for the year ended December 31, 2021. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2021 be included in the Company’s annual report on Form 10-K for the year ended December 31, 2021 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

Audit Committee Members:

Ronald E. Estes, Chairman
Michael E. Zacharia
Richard P. Hamada

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF STOCKHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2023 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 26, 2022. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Sarah Stanton, Corporate Secretary, Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004.

Stockholder proposals or director nominations to be presented at the 2023 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 26, 2022, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 26, 2022, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact us by telephone at (480) 374-5350 or by mail at Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004, Attention: Corporate Secretary.

AVAILABLE INFORMATION

Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.trinitycap.com) or without charge, upon request. Please contact us by telephone at (480) 374-5350 or mail your request to Trinity Capital Inc., 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004, Attention: Corporate Secretary.

PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Your Vote Counts! TRINITY CAPITAL INC 2022 Annual Meeting Vote by June 07, 2022 11:59 PM ET TRINITY CAPITAL INC. 1 N. 1ST STREET, STE. 302 PHOENIX, AZ 85004 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB# You invested in TRINITY CAPITAL INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 08, 2022 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/TRIN2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 Voting Items 1. Election of Directors Nominees: 1a. Steven L. Brown For 1b. Irma Lockridge For 1c. Richard P. Hamada For 2. To authorize the Company to sell or otherwise issue up to 25% of then-outstanding shares at a price below then current NAV per share. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#